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                                                                      EXHIBIT 24


                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officers and directors of Meadowbrook Insurance Group, Inc., a Michigan corporation (the "Company"), do hereby constitute and appoint Joseph C. Henry or Robert S. Cubbin, and each of them the true and lawful attorneys and agents or attorney or agent, with power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents, and any one of them, determine may be necessary or advisable or required to enable said corporation to comply with the Securities Act of 1934 as amended, and any rules or regulations or requirements of the Securities and Exchange Commission in connection with Form 10-K for fiscal year ended December 31, 1999. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to the Form 10-K for fiscal year ended December 31, 1999, to any and all amendments, or supplements to the Form 10-K for fiscal year ended December 31, 1999 and to any and all instruments or documents filed as part of or in conjunction with the Form 10-K for fiscal year ended December 31, 1999 or amendments or supplements thereto, and each of the undersigned hereby ratifies and confirms all that said attorneys and agents or any of them shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

         IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney and has been signed by the following persons on the date indicated opposite his/her name.



              SIGNATURE                                TITLE                          DATE
              ---------                                -----                          ----

 /s/      MERTON J. SEGAL                    Chairman, Chief Executive          February 15, 2000
------------------------------------      Officer and Director (Principal
          Merton J. Segal                        Executive Officer


 /s/      ROBERT S. CUBBIN
------------------------------------          President and Director            February 15, 2000
          Robert S. Cubbin


 /s/      JOSEPH C. HENRY                  Executive Vice President and         February 15, 2000
------------------------------------                 Director
          Joseph C. Henry


 /s/  WILLIAM J. LOHMEYER, III              Senior Vice President, Chief        February 15, 2000
------------------------------------       Financial Officer and Director
      William J. Lohmeyer, III


 /s/    JAMES R. PARRY, SR.
------------------------------------                 Director                   February 15, 2000
        James R. Parry, Sr.


Power of Attorney
February 15, 2000
Page 2








             SIGNATURE                                 TITLE                          DATE
             ---------                                 -----                          ----


 /s/     HUGH W. GREENBERG
------------------------------------                 Director                   February 15, 2000
         Hugh W. Greenberg

 /s/    IRVIN F. SWIDER, SR.
------------------------------------                 Director                   February 15, 2000
        Irvin F. Swider, Sr.

 /s/       BRUCE E. THAL
------------------------------------                 Director                   February 15, 2000
           Bruce E. Thal

 /s/     JOSEPH S. DRESNER
------------------------------------                 Director                   February 15, 2000
         Joseph S. Dresner

 /s/       HERBERT TYNER
------------------------------------                 Director                   February 15, 2000
           Herbert Tyner
